Exhibit 99.2

MERCK & CO., INC.
CONSOLIDATED STATEMENT OF OPERATIONS - GAAP
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 1a

	2024			2023						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
Sales	$15,775	$16,112	$31,887	$14,487	$15,035	$29,522	$15,962	$14,630	$60,115	7%	8%

Costs, Expenses and Other
Cost of sales	3,540	3,745	7,285	3,926	4,024	7,951	4,264	3,911	16,126	-7%	-8%
Selling, general and administrative	2,483	2,739	5,221	2,479	2,702	5,182	2,519	2,804	10,504	1%	1%
Research and development	3,992	3,500	7,492	4,276	13,321	17,597	3,307	9,628	30,531	-74%	-57%
Restructuring costs	123	80	202	67	151	218	126	255	599	-47%	-7%
Other (income) expense, net	(33)	42	12	89	172	259	126	78	466	-76%	-95%
Income (Loss) Before Taxes	5,670	6,006	11,675	3,650	(5,335)	(1,685)	5,620	(2,046)	1,889	*	*
Income Tax Provision (Benefit)	903	545	1,447	825	637	1,462	870	(821)	1,512
Net Income (Loss)	4,767	5,461	10,228	2,825	(5,972)	(3,147)	4,750	(1,225)	377	*	*
Less: Net Income Attributable to Noncontrolling Interests	5	6	11	4	3	7	5	1	12
Net Income (Loss) Attributable to Merck & Co., Inc.	$4,762	$5,455	$10,217	$2,821	$(5,975)	$(3,154)	$4,745	$(1,226)	$365	*	*

Earnings (Loss) per Common Share Assuming Dilution (1)	$1.87	$2.14	$4.02	$1.11	$(2.35)	$(1.24)	$1.86	$(0.48)	$0.14	*	*

Average Shares Outstanding Assuming Dilution (1)	2,544	2,544	2,544	2,551	2,539	2,539	2,546	2,533	2,547
Tax Rate	15.9%	9.1%	12.4%	22.6%	-11.9%	-86.8%	15.5%	40.1%	80.0%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the second quarter and first six months of 2023, as well as the fourth quarter of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.

THREE AND SIX MONTHS ENDED JUNE 30, 2023 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Second Quarter
Cost of sales	$4,024	467		32						499	$3,525
Selling, general and administrative	2,702	25		52						77	2,625
Research and development	13,321	9		1						10	13,311
Restructuring costs	151			151						151	-
Other (income) expense, net	172	(3)				194				191	(19)
Loss Before Taxes	(5,335)	(498)		(236)		(194)				(928)	(4,407)
Income Tax Provision (Benefit)	637	(91	)(4)	(38	)(4)	(44	)(4)			(173)	810
Net Loss	(5,972)	(407)		(198)		(150)				(755)	(5,217)
Net Loss Attributable to Merck & Co., Inc.	(5,975)	(407)		(198)		(150)				(755)	(5,220)
Loss per Common Share Assuming Dilution(5)	$(2.35)	(0.16)		(0.07)		(0.06)				(0.29)	$(2.06)

Tax Rate	-11.9%										-18.4%

June YTD
Cost of sales	$7,951	1,012		61						1,073	$6,878
Selling, general and administrative	5,182	45		53						98	5,084
Research and development	17,597	19		1						20	17,577
Restructuring costs	218			218						218	-
Other (income) expense, net	259	12				(235)		573	(3)	350	(91)
(Loss) Income Before Taxes	(1,685)	(1,088)		(333)		235		(573)		(1,759)	74
Income Tax Provision (Benefit)	1,462	(196	)(4)	(56	)(4)	51	(4)	(60	)(4)	(261)	1,723
Net Loss	(3,147)	(892)		(277)		184		(513)		(1,498)	(1,649)
Net Loss Attributable to Merck & Co., Inc.	(3,154)	(892)		(277)		184		(513)		(1,498)	(1,656)
Loss per Common Share Assuming Dilution(5)	$(1.24)	(0.35)		(0.11)		0.07		(0.20)		(0.59)	$(0.65)

Tax Rate	-86.8%										2,328.4%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, annual employee compensation, including senior management’s compensation, is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses primarily reflect expenses for the amortization of intangible assets. Amounts included in other (income) expense, net, for the six-month period primarily reflect a $37 million loss on the sale of a business and an increase in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture, partially offset by royalty income.
(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.
(3) Reflects a charge related to settlements with certain plaintiffs in the Zetia antitrust litigation.
(4) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.
(5) Because the company recorded a net loss in the second quarter and first six months of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2024

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	2Q 2024	2Q 2023	% Change	2Q 2024	2Q 2023	% Change	2Q 2024	2Q 2023	% Change
TOTAL SALES (1)	$16,112	$15,035	7	$7,876	$7,018	12	$8,236	$8,018	3
PHARMACEUTICAL	14,408	13,457	7	7,399	6,570	13	7,009	6,887	2
Oncology
Keytruda	7,270	6,271	16	4,412	3,863	14	2,858	2,408	19
Alliance Revenue – Lynparza (2)	317	310	2	153	144	6	165	166	-1
Alliance Revenue – Lenvima (2)	249	242	3	177	163	8	73	79	-7
Welireg	126	50	150	116	49	138	10	2	*
Alliance Revenue – Reblozyl (3)	90	47	92	75	36	110	15	11	36
Vaccines (4)
Gardasil / Gardasil 9	2,478	2,458	1	536	464	16	1,941	1,994	-3
ProQuad / M-M-R II/Varivax	617	582	6	490	447	10	127	135	-6
Vaxneuvance	189	168	13	99	147	-33	90	20	*
RotaTeq	163	131	25	107	93	15	56	37	50
Pneumovax 23	59	92	-36	11	23	-54	48	69	-30
Hospital Acute Care
Bridion	455	502	-9	351	299	17	104	203	-49
Prevymis	188	143	31	90	61	47	98	82	19
Dificid	92	76	20	79	68	16	12	8	56
Zerbaxa	62	54	14	33	30	12	28	24	17
Noxafil	45	55	-20		11	N/M	44	45	-1
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	106	68	56	98	70	41	8	-2	*
Adempas (6)	72	65	11				72	65	11
Winrevair	70		-	70		-
Virology
Lagevrio	110	203	-46	15	2	*	95	201	-53
Isentress/Isentress HD	89	136	-35	43	56	-24	46	80	-42
Delstrigo	60	50	19	14	13	13	45	37	21
Pifeltro	39	38	3	27	27	-1	12	11	15
Neuroscience
Belsomra	53	63	-16	19	21	-12	34	42	-18
Immunology
Simponi	172	180	-4				172	180	-4
Remicade	35	48	-27				35	48	-27
Diabetes (7)
Januvia	405	511	-21	177	243	-27	227	267	-15
Janumet	224	354	-37	17	82	-80	208	272	-24
Other Pharmaceutical (8)	573	560	2	190	158	20	386	403	-4
ANIMAL HEALTH	1,482	1,456	2	455	475	-4	1,027	982	5
Livestock	837	807	4	168	165	2	669	643	4
Companion Animal	645	649	-1	287	310	-7	358	339	6
Other Revenues (9)	222	122	82	22	-27	-181	200	149	34

*200% or greater
N/M - Not Meaningful
Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.
(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties.
(4) Total Vaccines sales were $3,656 million in the second quarter of 2024 and $3,557 million in the second quarter of 2023.
(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in Merck's marketing territories.
(7) Total Diabetes sales were $715 million in the second quarter of 2024, and $951 million in the second quarter of 2023.
(8) Includes Pharmaceutical products not individually shown above.
(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $15 million in the second quarter of 2024 and $3 million in the second quarter of 2023.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2024

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	June YTD 2024	June YTD 2023	% Change	June YTD 2024	June YTD 2023	% Change	June YTD 2024	June YTD 2023	% Change
TOTAL SALES (1)	$31,887	$29,522	8	$15,354	$13,676	12	$16,533	$15,846	4
PHARMACEUTICAL	28,415	26,179	9	14,336	12,688	13	14,079	13,491	4
Oncology
Keytruda	14,217	12,065	18	8,531	7,348	16	5,686	4,718	21
Alliance Revenue – Lynparza (2)	609	585	4	288	286	1	321	299	7
Alliance Revenue – Lenvima (2)	504	474	6	349	316	10	155	158	-2
Welireg	211	92	128	194	90	116	17	3	*
Alliance Revenue – Reblozyl (3)	161	90	80	133	66	102	28	24	17
Vaccines (4)
Gardasil/Gardasil 9	4,727	4,430	7	1,024	880	16	3,702	3,550	4
ProQuad/M-M-R II/Varivax	1,187	1,109	7	928	868	7	259	242	7
Vaxneuvance	408	274	49	260	241	8	148	33	*
RotaTeq	379	428	-11	257	273	-6	123	155	-21
Pneumovax 23	120	188	-36	17	63	-73	103	125	-17
Hospital Acute Care
Bridion	895	989	-9	680	576	18	215	413	-48
Prevymis	362	273	33	165	116	42	197	157	26
Dificid	165	141	16	147	130	13	17	11	54
Zerbaxa	118	104	13	67	57	17	51	47	9
Noxafil	101	116	-13	8	25	-67	92	91	2
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	203	167	22	188	153	23	16	14	11
Adempas (6)	142	125	14				142	125	14
Winrevair	70		-	70		-
Virology
Lagevrio	460	595	-23	60		-	400	595	-33
Isentress/Isentress HD	200	259	-23	93	108	-14	107	151	-29
Delstrigo	116	94	23	26	24	11	89	70	27
Pifeltro	81	72	13	56	51	9	25	21	20
Neuroscience
Belsomra	99	119	-17	33	37	-10	66	82	-19
Immunology
Simponi	356	359	-1				356	359	-1
Remicade	74	99	-25				74	99	-25
Diabetes (7)
Januvia	824	1,062	-22	361	514	-30	463	548	-15
Janumet	475	683	-30	55	138	-60	420	544	-23
Other Pharmaceutical (8)	1,151	1,187	-3	346	328	5	807	857	-6
ANIMAL HEALTH	2,993	2,947	2	929	956	-3	2,064	1,991	4
Livestock	1,686	1,656	2	334	338	-1	1,352	1,318	3
Companion Animal	1,307	1,291	1	595	618	-4	712	673	6
Other Revenues (9)	479	396	21	89	32	178	390	364	7

*200% or greater
Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.
(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties.
(4) Total Vaccines sales were $7,080 million and $6,690 million on a global basis for June YTD 2024 and 2023, respectively.
(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in Merck's marketing territories.
(7) Total Diabetes sales were $1,461 million and $1,901 million on a global basis for June YTD 2024 and 2023, respectively.
(8) Includes Pharmaceutical products not individually shown above.
(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $76 million and $54 million on a global basis for June YTD 2024 and 2023, respectively.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2024			2023						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$14,006	$14,408	$28,415	$12,721	$13,457	$26,179	$14,263	$13,141	$53,583	7	9

United States	6,936	7,399	14,336	6,117	6,570	12,688	7,153	6,698	26,539	13	13
% Pharmaceutical Sales	49.5%	51.4%	50.5%	48.1%	48.8%	48.5%	50.1%	51.0%	49.5%
Europe (1)	2,555	2,572	5,128	2,326	2,401	4,727	2,497	2,491	9,715	7	8
% Pharmaceutical Sales	18.2%	17.9%	18.0%	18.3%	17.8%	18.1%	17.5%	19.0%	18.1%
China	1,744	1,790	3,534	1,694	1,887	3,581	1,674	1,456	6,710	-5	-1
% Pharmaceutical Sales	12.5%	12.4%	12.4%	13.3%	14.0%	13.7%	11.7%	11.1%	12.5%
Japan	802	664	1,466	737	652	1,390	1,062	629	3,081	2	6
% Pharmaceutical Sales	5.7%	4.6%	5.2%	5.8%	4.8%	5.3%	7.4%	4.8%	5.7%
Latin America	601	661	1,262	470	566	1,036	696	596	2,328	17	22
% Pharmaceutical Sales	4.3%	4.6%	4.4%	3.7%	4.2%	4.0%	4.9%	4.5%	4.3%
Asia Pacific (other than China and Japan)	580	595	1,175	703	705	1,409	636	616	2,661	-16	-17
% Pharmaceutical Sales	4.1%	4.1%	4.1%	5.5%	5.2%	5.4%	4.5%	4.7%	5.0%
Eastern Europe/Middle East/Africa	395	353	747	381	370	751	301	299	1,351	-5	-1
% Pharmaceutical Sales	2.8%	2.4%	2.6%	3.0%	2.7%	2.9%	2.1%	2.3%	2.5%
Canada	138	143	281	141	127	268	133	138	540	12	5
% Pharmaceutical Sales	1.0%	1.0%	1.0%	1.1%	0.9%	1.0%	0.9%	1.1%	1.0%
Other	255	231	486	152	179	329	111	218	658	29	48
% Pharmaceutical Sales	1.9%	1.6%	1.8%	1.2%	1.6%	1.1%	0.9%	1.5%	1.4%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	2Q24	2Q23	June YTD 2024	June YTD 2023
Interest income	$(69)	$(109)	$(141)	$(221)
Interest expense	310	277	613	519
Exchange losses	60	62	144	122
(Income) loss from investments in equity securities, net (1)	(56)	175	(200)	(274)
Net periodic defined benefit plan (credit) cost other than service cost	(159)	(111)	(319)	(226)
Other, net	(44)	(122)	(85)	339
Total	$42	$172	$12	$259

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.